UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

As previously disclosed in its Current Report on Form 8-K filed on January 26, 2015, Life Partners Holdings, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) on January 20, 2015. On March 10, 2015, the Bankruptcy Court ordered that the motion of the Securities and Exchange Commission seeking the appointment of a Chapter 11 Trustee was granted and that the United States Trustee shall appoint a Chapter 11 Trustee, subject to the Bankruptcy Court’s approval.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 11, 2015, Nasdaq notified the Company that based upon its review of the Company’s market value of publicly held shares (“MVPHS”) for the last 30 consecutive business days, the Company no longer meets Nasdaq’s requirement of a minimum MVPHS of $5 million as required by Rule 5450(b)(1)(C) of the Nasdaq Listing Rules (the “Rules”). However, the Rules also provide the Company a compliance period of 180 calendar days in which to regain compliance under Rule 5810(c)(3)(D).

If at any time during this 180-day compliance period, the Company’s MVPHS closes at $5 million or more for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and this matter will be closed. In the event the Company does not regain compliance with Rule 5450(b)(1)(C) prior to the expiration of the compliance period, the Company will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination. Alternatively, the Company may apply to transfer its securities to the Nasdaq Capital Market.

The Company intends to monitor its MVPHS and may, if appropriate, consider implementing available options to regain compliance with the MVPHS requirement under the Rules. The Company has submitted a hearing request relating to its previously disclosed delisting proceedings, which is scheduled for March 19, 2015. There can be no assurance that the Company will be successful in its appeal or will be able to regain compliance with applicable Nasdaq Listing Rules.

On March 12, 2015, the Company issued a press release relating to the notice, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: March 12, 2015	By:	/s/ Colette Pieper
Colette Pieper Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 12, 2015